cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE.*

NYSE: American: **YCBD**

# FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase cbdMD's market share post-closing, among others. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD Industries' Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD Industries and are difficult to predict. cbdMD Industries does not undertake any duty to update any forward-looking statements except as may be required by law.


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
cbdMD

# AN INDUSTRY LEADER WITH THE HIGHEST STANDARD


YCBD
NYSE
First American CBD company to be traded on a national exchange: NYSE: American: YCBD
cbdMD

# WHAT IS CBD?



CBD is a natural phytocannabinoid that works synergistically with your body's endocannabinoid system (ECS). The ECS is responsible for maintaining homeostasis – the body's ability to regulate and stabilize itself from the outside environment. By regulating the central nervous system, the ECS is responsible for triggering your body's pain response, as well as numerous other bodily functions.

# FARM BILL / LEGALIZATION

cbdMD



## 2018 Farm Bill Signed into Law December 20, 2018

- Hemp & Hemp-derived CBD are now federally legal in the U.S.
- Hemp has been de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- U.S. federal law protects the sale of hemp-derived CBD
- "Hemp" is defined as Cannabis sativa, containing no more than 0.3% THC

# cbdMD's COMMITMENT TO YOU

cbdMD

**Commitment to Restful Sleep**

About 25% of Americans experience acute insomnia each year [1]

**Commitment to Relieving Stress**

77% Percent of American people who regularly experience physical symptoms caused by stress [2]

**Commitment to Relaxation and Focus**

About 4% of American Adults deal with ADHD on a daily basis [3]

**Commitment to Combating Inflammation**

In 2018, a report from the CDC's National Center for Health Statistics found only 23% of Americans are meeting the federal standards set in 2008 for time spent exercising.[4]

(1) University of Pennsylvania School of Medicine. "One in four Americans develop insomnia each year: 75 percent of those with insomnia recover." ScienceDaily. ScienceDaily, 5 June 2018. <www.sciencedaily.com/releases/2018/06/180605154114.htm>

(2) The American Institute of Stress & American Psychological Association Stress in America 2014- https://www.stress.org/daily-life

(3) Kessler RC, Adler L, Barkley R, Biederman J, Conners CK, Demler O, Faraone SV, Greenhill LL, Howes MJ, Secnik K, Spencer T, Ustun TB, Walters EE, Zaslavsky AM. The prevalence and correlates of adult ADHD in the United States: results from the National Comorbidity Survey Replication. Am J Psychiatry. 2006 Apr;163(4):716-23. PMID: 16585449

(4) Blackwell DL, Clarke TC. State variation in meeting the 2008 federal guidelines for both aerobic and muscle-strengthening activities through leisure-time physical activity among adults aged 18–64: United States 2010–2015. National Health Statistics Reports; no 112. Hyattsville, MD: National Center for Health Statistics. 2018.

cbdMD

## 100% U.S. GROWN

Our CBD comes from organically grown hemp, free of all synthetic pesticides.

## HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

## THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.



POWERED BY NATURE. **ENHANCED BY *SCIENCE*.**

cbdMD


cbdMD
PREMIUM
CBD OIL
750MG


cbdMD
GUMMIES
750MG
cbdMD
PREMIUM
CBD OIL
1000MG


cbdMD
FREEZE
cbdMD
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RECOVER
BATH BOMB


CBD TREATS

Organic | No THC | Non-GMO | Gluten Free

cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of all-natural, hemp-derived CBD oil products, including tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.


CBD MARKET FORECASTS
cbdMD
By 2025, it is estimated that the U.S. CBD market could approach $16B (from $600M -$2B in 2018)
Source: Cowen and Company
9

# CATEGORY TRENDS* FOR 2018-2019

cbdMD

| | 2018 | 2019 |
|---|---|---|
| HEALTH & WELLNESS | • Diets: Keto, Paleo and Whole 30<br>• Body Positivity<br>• Self-Care<br>• Gut Health<br>• Superfoods<br>• Women's Health<br>• Intermittent Fasting<br>• Smart Jewelry | • Emphasis on mental health<br>• Ayurveda<br>• Sustainability<br>• Microbiome<br>• A one-stop shop for wellness<br>• Natural remedies<br>• Awareness of food allergies |
| BEAUTY | • Inclusivity of products ie the range of skin tones<br>• Eco-friendly products & packaging<br>• Skin care supplements<br>• Oils<br>• Face masks | • Skin care<br>• Plant-based products<br>• Natural and environmental<br>• Multi-tasking skincare<br>• Circadian Rhythm - Sleep |
| FITNESS | • Group Training<br>• Wearable Technology<br>• Yoga<br>• Personal Training<br>• Health Coaches<br>• Fitness programs for Older Adults | • On-Demand Fitness<br>• Nutritionist Apps<br>• Meditation<br>• Recovery<br>• Personalized Workouts<br>• Treadmill Workouts |

*Information sourced from Harper's Bazaar, Livestrong, Mind Body Green, Women's Health and Men's Health magazine and the Annual Worldwide Survey of Fitness trends.

# DO YOU USE CBD AS A SUPPLEMENT?

cbdMD



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.9%
9.2%
9.5%
7.8%
6.4%
3.7%
Total
18-24
25-34
35-44
45-54
55+

Figure 1 CBD Use Over-Indexes to Consumers Aged 18-34

## Cowen's collective analysis of CBD - Feb 25, 2019:

- 2018 Retail Sales: $600M - $2B
- 2025 Estimated Retail Sales: $16B
  - $6.4B in nutraceuticals
  - $4B in topicals
- Topicals (26.2%) are the second most popular delivery mechanism, next to tinctures (43.6%)

# CBD TOPICALS EXPECTED TO DOMINATE INDUSTRY SALES

cbdMD


U.S. Addressable Topical Market
U.S. CBD Topicals Market
$12.8B
$12.8B
$12.8B
$500M
$1.0B
$1.5B
2018
2019E
2020E

U.S. Topical Category Generates ~ $13B In Revenue
Source: Company Reports and Cowen and Company
CBD Topicals Could Be A $1.5B Market in 2 Years
Source: Cowen and Company

Over the next two years, analysts expect the topical CBD market to grow to $1.5B. If no growth is assumed in the category, a $1.5B topical category by 2020 would imply a 12% share of the market.

# KEY DEMOGRAPHICS



46%
54%
% male
% female
6%
9%
26%
31%
21%
7%
18-21
22-25
26-34
35-49
50-64
65+



Caucasian
63%
Hispanic or Latino
12%
Black or African American
4%
Asian or Asian American
3%
I prefer to not say
7%
Other (please specify)
5%



23%
16%
15%
10%
Spouse or partner
Children
I live alone
Roomate(s)
Parent(s) and/or sibling(s)
86%
40%



Unemployed
4%
<$30K
19%
$30-$49K
16%
$50-$74K
17%
$75-$99K
11%
$100-$150K
13%
$150K+
9%
46%
% college graduate+

Source: July 2017 Brightfield report

## MANUFACTURING + R&D:

cbdMD manufactures products utilizing a hybrid broad spectrum process in a privately-owned, state-of-the-art facility in Charlotte, NC.

Each batch is tested by an independent third-party laboratory to ensure the absolute highest standards of quality control.

**Current Square Footage: 40,000**



cbdMD

**Direct to Consumer via www.cbdMD.com**

- 63% Retail E-Commerce
- 37% Wholesale

  *(Based on past 12 months)*

**Sold in over 2,100 U.S. locations**

- Discussions with national retail and distribution accounts
- Actively expanding distribution channel
  - Grocery, Drug, Fitness, Pet, Natural/ Specialty Retailers & Big Box.


A ROBUST REVENUE RAMP
cbdMD
$580,000
$1,618,000
$1,696,000
$3,625,000
$5,000,000
Quarter 1 Ending March 31 2018
Quarter 2 Ending June 30 2018
Quarter 3 Ending Sept 30 2018
Quarter 4 Ending Dec 31 2018
Quarter 1 Ending Estimate March 31 2019
15

## SELECT BALANCE SHEET INFORMATION

cbdMD

*All figures shown in millions, US$*

| | DECEMBER 31, 2018 |
|---|---|
| CASH | $8.0 |
| WORKING CAPITAL | $13.5 |
| TOTAL CURRENT ASSETS | $15.7 |
| TOTAL CURRENT LIABILITIES | $1.8 |
| SHAREHOLDER'S EQUITY | $18.1 |

# POWERFUL BRAND BUILDING & EXECUTIVE TEAM

## LEADERSHIP TEAM



**MARTIN A. SUMICHRAST**
cbdMD, Inc. Chief Executive Officer & Chairman of the Board



**MARK S. ELLIOTT**
cbdMD, Inc. Chief Financial Officer & Chief Operating Officer



**SCOTT COFFMAN**
cbdMD Industries Chief Executive Officer



**CARYN DUNAYER**
cbdMD Industries President

## BOARD OF DIRECTORS



**ANTHONY K. SHRIVER**
CEO of Best Buddies International



**BAKARI SELLERS**
Attorney, political analyst CNN, former member South Carolina House of Representatives



**SEYMOUR SIEGEL**
President Siegel Rich, Inc.



**GREGORY MORRIS**
Sr. Executive at Healthstat



**PETER J. GHILONI**
Former Chief Executive of Swisher International, Inc.



**SCOTT G. STEPHEN**
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



**WILLIAM F. RAINES III**
Current President of DataTech Global, LLC

# CAPITALIZATION AND OWNERSHIP

cbdMD

| CAPITALIZATION | APRIL 23, 2019 |
| --- | --- |
| Basic Common Shares Outstanding [1] | 25,420,356 |
| Options & Warrants | 833,255 |
| Fully Diluted Shares Outstanding [1] | 26,253,611 |

SHARE OWNERSHIP


Public Float
33.33%
Management &
Insiders 66.67% [1]

(1) Includes 15,250,000 share issued for the purchase of Cure Based Development

## TIMES SQUARE
DECEMBER 2018



cbdMD
CBD OIL
ALL NATURAL
RELIEF
www.cbdMD.com
BARCLAYS
cbdMD
cbdMD

# ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

cbdMD

## FOUNDER & CREATOR OF NATIONAL CBD DAY

cbdMD


cbdMD
cbdMD
National CBD Day
www.NationalDayCalendar.com
August 8
#NationalCBDDay
National Day


National Hemp Day
www.NationalDayCalendar.com
February
#NationalHempDay
NATIONAL HEMP DAY
cbdMD

## FOUNDER & CREATOR OF NATIONAL HEMP DAY

# cbdMD AD CAMPAIGN

cbdMD


cbdMD
POWERED BY NATURE. ENHANCED BY SCIENCE.


Sorry, it won't get you stoned.
#SorryNotSorry
cbdMD


Is CBD right for me?
MIGRAINE
FOCUS
DEPRESSION
MOOD
SLEEP
STRESS
PMS
ANXIETY
INFLAMMATION
FERTILITY
JOINTS
DEPRESSION
SLEEP
MOOD
MEMORY
ACHES


SLEEP NATURALLY.
WAKE REFRESHED.
cbdMD

| Entrepreneur MAGAZINE | Rolling Stone | ELLE | USA TODAY |
|---|---|---|---|
| SEPT. 2018 ISSUE | DEC. 2018 ISSUE | FEB. 2019 ISSUE | MAR. 2019 ISSUE |

INTRODUCING

Team cbdMD


cbdMD UFC/MMA
QUINTON "RAMPAGE" JACKSON
FOMER UFC LIGHT HEAVYWEIGHT CHAMPION
"CBD has helped me with muscle relaxation and pain in my elbow. It really helps with anxiety too."
FAVORITE PRODUCT:
FREEZE & BATH BOMBS
MICHAEL BISPING
ESPN UFC ANALYST AND COLOR COMMENTATOR
"Feels so good on sore or aching joints and muscles. Gets me warmed up for a painless run every time."
FAVORITE PRODUCT:
FREEZE & RECOVER
TYRON WOODLEY
4X WELTERWEIGHT CHAMPION
"I got into CBD, because 3 of my last 5 fights required a major surgery. Lots of scar tissue and pain."
FAVORITE PRODUCT:
FREEZE
CHAEL SONNEN
ESPN ANALYST/ EXPERT PRE- AND POST-FIGHT INSIGHT ON SPORTSCENTER'S COVERAGE OF UFC EVENTS
"...The reality is the human body doesn't get better with time. CBD is the first thing that helped me recover between training."
FAVORITE PRODUCT:
GUMMIES

## cbdMD SKATEBOARDING

**1ST PLACE**
2016 Dew Tour Long Beach, Pro Competition

**1ST PLACE**
2013 Dew Tour Portland, Street Style

**1ST PLACE**
2012 Dew Tour San Francisco, Street Style

**1ST PLACE**
2011 Simple Sessions

**FAVORITE MALE ATHLETE**
2010 Nickelodeon's Kid Choice Awards

## X GAMES MEDALS



Red Bull

## RYAN SHECKLER

"15 Most Influential Skateboarders Of All-time" - Fox


TARAH GIEGER
PROFESSIONAL MOTOCROSS RACER
Most Decorated Woman in XG Moto X Competition
Inaugural XG MTX Racing Gold 1X Gold 5X Silver 2X Bronze X Games Medals
CHAD REED
SUPERCROSS/MOTOCROSS RIDER
"We beat ourselves up on the track and cbdMD offers athletes a natural approach to both relief and recovery"
- @crtwotwo
4-TIME AUSTRALIAN SUPERCROSS CHAMPION
2-TIME AMA SUPERCROSS CHAMPION
2009 AMA PRO MOTOCROSS 450 CHAMPION
#1 ALL-TIME PODIUM APPEARANCES
4TH ON ALL-TIME SUPERCROSS WIN LIST
MEMBER OF THE ORDER OF AUSTRALIA (AM)


cbdMD
X GAMES MEDALS
NATE ADAMS
· PROFESSIONAL FREESTYLE MOTOCROSS
· RIDER AND EXTREME SPORTS ATHLETE
The most decorated Moto X athlete in
X Games history with 19 medals.

## cbdMD NITRO CIRCUS

NITRO CIRCUS



### JARRYD MCNEIL
FMX RIDER

X Games:
7 Gold 3 Silver 2 Bronze



### BRANDON SCHMIDT
BMX & PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist



### JOSH SHEEHAN
FMX RIDER

X Games:
1 Gold 4 Silver 3 Bronze



### KURTIS DOWNS
BMX, FMX RIDER &
PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist

# cbdMD RALLYCROSS



## STEVE ARPIN

**FORMER ARCA RE/MAX SERIES MOST POPULAR DRIVER**

- 2001-2002 Snowmobile Eagle River Pro Stock World Champion
- 2008 USAC Silver Crown Series, Rookie of the Year
- 2011 – PRESENT: Current Chicagoland Speedway Nascar Truck Series Track Record Holder
- 2015: X GAMES Austin Silver Medalist


cbdMD

## KEN BLOCK

**CO-FOUNDER OF DC SHOES PROFESSIONAL RALLY DRIVER**

- 2015 Rally America Rookie of the Year
- 5 X Games medals
- Silver at Global X Games Barcelona RallyCross in 2013


ARPIN
HOONIGAN
cbdMD
ENEOS
TOYO TIRES


cbdMD BODY BUILDING
"As a professional Bodybuilder my body gets taxed daily. Looking for a safe remedy for aiding in inflammation relief and recovery, I was told about CBD and all its productive properties. I started to utilize it into my daily routine. Fast-forward a few years and several more Olympia titles I believe CBD has played a critical role in progressing my career."
JAMES FLEX LEWIS
PROFESSIONAL BODYBUILDER
7X Mr. Olympia 212lb
First 212lb Arnold Classic Winner
cbdMD
29

# cbdMD SURFING


cbdMD

## MAKUA ROTHMAN

AMERICAN BIG WAVE RIDER
PROFESSIONAL SURFER & MUSICIAN
2015 BIG WAVE WORLD CHAMPION

"So stoked to be part of the @cbdMD.usa ohana!! They got it all at cbdMD.com"

- @makuarothman


cbdMD

## NATHAN FLORENCE

PROFESSIONAL SURFER

"Honestly my recoveries have been insane since using CBD to supplement my recovery and help with the aches and pains so thank you @cbdmd.usa!"

-@nathan_florence



## JAMIE O'BRIEN

PROFESSIONAL FREESURFER, PRODUCER, ACTOR

One of the youngest surfers to ever win a Pipeline Masters

2003 Hansen's Pipeline Pro

2004 Fosters Expression Trestles

2004 Rip Curl Pipeline Masters

# cbdMD WORLD WAKE ASSOCIATION ATHLETES



cbdMD

## AUSTIN KEEN

WORLD CHAMPION OF SKIMBOARDING

Surfertoday's Most
Influential in Wave Sports

Winner of 2016 40th Annual Victoria World
Championships of Skimboarding
in Laguna Beach



## ASHLEY KIDD

2010 2ND PLACE IN THE
WORLD WAKE SURF CHAMPIONSHIP

1st Place 2014, 2015 and
2016 World Wake
Surf Championships

2016 Ranked #1 In The Women's
Professional Division of the
CWSA World Rankings



## BRIAN GRUBB

2018 Wakeboarding Magazine's
Wakeskater of the Year

2016 Nautique WWA
Wakeskate World Champion

2016 Nautique Boats
Wake Open Champion



## HARLEY CLIFFORD

Voted Best Wakeboarder of the
Year at the 2015 Wake Awards.

8X World Champ

First person in the history of
competitive wakeboarding to
score a perfect 100

Won 20th Pro Wakeboard
Tour Stop 4/04/18


cbdMD PGA GOLF
BUBBA WATSON
PROFESSIONAL GOLFER
12 PGA Tour Victories
Winner of 2012 Masters
Winner of 2014 Masters
MARK ANDERSON
PROFESSIONAL GOLFER
Winner of 2019 Country Club de Bogota Championship
RYAN ARMOUR
PROFESSIONAL GOLFER
2018 Winner of Sanderson Farms Championship
2016 Winner of Panama Claro Championship

OFFICIAL CBD PARTNER OF THE BIG3

## cbdMD INSTAGRAM CELEBRITY

cbdMD







## AMANDA CERNY

Instagram Celebrity // Top 3 Engagement
Twitter & YouTube Influencer

"I use CBD literally every morning and night and in between! I have found it to be absolutely incredible for overall wellness. It has provided natural pain relief and is an anti inflammatory. You guys know I never skimp on things when it comes to my health!!! I have tested #cbdMD out for months before giving them my stamp of approval. There are a lot of products in this space now and you have to really go for the high quality ones to get the benefits!!! So choose wisely my loves @cbdMD.usa"


cbdMD PETS
NALA CAT
4M FOLLOWERS
2.5M FOLLOWERS
24.7K FOLLOWERS
LIL BUB
2.1M FOLLOWERS
3M FOLLOWERS
817K FOLLOWERS
VENUS
TWO-FACE CAT
1.7M FOLLOWERS
1.3M FOLLOWERS
9.5K FOLLOWERS

# SUMMARY OF INVESTMENT HIGHLIGHTS

cbdMD

- First American CBD company to be traded on a national exchange (NYSE American)
- U.S. CBD market estimated to reach $16 billion by 2025
- 100% organically grown U.S. hemp, free of all synthetic pesticides
- Innovative hybrid broad spectrum manufacturing process preserves valuable terpenes and other beneficial compounds and cannabinoids
- Comprehensive line of all-natural, hemp-derived CBD oil products: tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products
- Sold in over 2,100 U.S. locations and direct-to-consumer via ***www.cbdMD.com***
- Discussion underway with national retail and distribution accounts (grocery, drug, fitness, pet, natural/specialty, and big box retailers)
- Robust revenue ramp (expecting nearly 10x year-over-year sales increase for quarter ended Mar. 31, 2019
- Strong balance sheet
- Powerful brand building and executive team



cbdMD
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INFLAMMATION FORMULA
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www.cbdMD.com
@cbdmd.usa
@cbdmd.usa